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                                                                   Exhibit 10.25

                            STOCK PLEDGE AGREEMENT
                            ----------------------

     STOCK PLEDGE AGREEMENT dated as of July 30, 1999 between John T. W. Baggott, an individual residing at the address set forth on the signature page hereto (the "Pledgor") and Embedded Support Tools Corporation, a Massachusetts
             -------
corporation with a principal place of business at 120 Royall Street, Canton, Massachusetts (the "Secured Party").
                    -------------

     WHEREAS, Secured Party and Pledgor have entered into a certain Secured Promissory Note dated as of the date hereof in the original principal amount of $550,000 (the "Note").
               ----

     WHEREAS, the Pledgor has agreed to pledge certain shares of common stock, no par value per share, of the Secured Party ("Common Stock") to the Secured
                                               ------------
Party to secure the Pledgor's obligations under the Note.

     NOW, THEREFORE, in consideration of the foregoing premises, the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Secured Party to make the loan evidenced by the Note to the Pledgor, the parties hereby agree as follows:

     1.   Definitions.
          -----------

     Terms defined in the Note and not otherwise defined herein shall have the meanings set forth therein.

     2.   Security Interest in Pledged Stock.
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     To secure the due payment and performance of all of the liabilities and obligations of Pledgor to the Secured Party under the Note (said liabilities and obligations being hereinafter collectively referred to as the "Obligations"),
                                                               -----------
Pledgor hereby pledges and assigns to the Secured Party and grants to the Secured Party a security interest in (and agrees to pledge and assign to the Secured Party and to grant to the Secured Party a security interest in) all of Pledgor's right, title and interest in and to the shares of Common Stock listed on Exhibit A annexed hereto and made a part hereof (the "Pledged Stock").
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Pledgor is contemporaneously herewith delivering to the Secured Party the certificate(s) representing the Pledged Stock listed on Exhibit A attached
                                                        ------- -
hereto together with an undated stock power executed in blank.

     As further security, Pledgor hereby also grants to the Secured Party a security interest in (and agrees to pledge with and assign to the Secured Party and to grant to the Secured Party a security interest in) any payments, stock fights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock,
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new securities or other property which Pledgor is or may hereafter become entitled to receive on account of the Pledged Stock. In the event that Pledgor receives any such money, property or shares after demand has been made or Pledgor has breached any of the terms or conditions under the Note (an "Event of
                                                                        --------
Default"), Pledgor will immediately deliver such money, property or shares to
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the Secured Party to be held hereunder in the same manner as the property originally delivered hereunder. The Pledged Stock and all such money, property or shares hereafter delivered to the Secured Party under this Section 2 are hereinafter called the "Collateral." The Collateral shall constitute security for the Obligations.

     3.    Representations and Covenants with Respect to Pledged Securities.
           -----------------------------------------------------------------

     Pledgor represents, warrants and covenants that:

     3.1.  Pledged Stock.  The Pledged Stock is duly authorized, validly issued,
           -------------
fully paid and non-assessable. All shares of Pledged Stock issued to the Pledgor after the date hereof in respect of the Pledged Stock shall be duly authorized, validly issued, fully paid and non-assessable. Each certificate representing the Pledged Stock delivered to the Secured Party shall be accompanied by an undated stock power executed in blank by Pledgor.

     3.2.  Restrictions on Security Interests, etc. All the Pledged Stock shall
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at all times be free and clear of any security interests, mortgages, pledges, liens, options, encumbrances and restrictions on the transfer thereof, other than (a) the security interest provided for herein, (b) the restrictions contained in a certain Shareholders Agreement by and between the parties hereto dated as of July 1, 1999 (the "Shareholders Agreement"), and (c) such
                               ----------------------
restrictions on transfer as may be imposed by state and federal securities laws.

     3.3.  Administration of Collateral. The following provisions shall govern
           ----------------------------
the administration of the Collateral, and in case of the occurrence of any Event of Default, the provisions of Section 4 hereof shall govern with respect to rights to realize upon the Collateral.

     At all times, prior to the Event of Default, Pledgor shall have the right to exercise all voting rights with respect to the Collateral subject to the terms and conditions of the Voting Agreement. Following an Event of Default, all voting rights with respect to the Collateral shall be exercised by Secured Party, and the Pledgor will, if so requested, execute appropriate irrevocable proxies therefor. Prior to an Event of Default, the Pledgor shall be entitled to receive all dividends or other distributions (collectively, "Distributions')
                                                            ---------------
made or paid by the Secured Party consisting of cash dividends in respect of, all of the Collateral for all purposes and with the same force and effect as though the Collateral were not subject hereto. All other Distributions consisting of stock or other securities of the Secured Party made or paid on the Collateral will be retained by the Secured Party (or if received by

                                      -2-
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Pledgor shall be forthwith paid by him to the Secured Party in the original form received) and held by the Secured Party as a part of the Collateral. If an Event of Default shall have occurred, all Distributions and other payments with respect to the Collateral shall be retained by the Secured Party (or if received by Pledgor shall be forthwith paid by Pledgor to the Secured Party in the original form received) and held by the Secured Party as part of the security for the Obligations or applied to the payment of the Obligations in such order and in such manner as determined in the sole discretion of the Secured Party consistent with applicable law.

     3.4.  Indemnity. Pledgor will indemnify and save and hold the Secured Party
           ---------
harmless from and against any and all fees and expenses (including reasonable attorney's fees) which may be incurred or sustained after the date hereof by the Secured Party or any such holder, directly or indirectly, in connection with the lawful exercise of any of the Secured Party's fights with respect to the Collateral. The covenants contained in this Section 3.4 shall survive the termination of the other provisions of this Pledge Agreement.

     3.5.  Further Assurance. Pledgor covenants that forthwith upon the request
           -----------------
of the Secured Party and in confirmation of the security interest created hereunder Pledgor shall execute and deliver to the Secured Party such further instruments and agreements, in form and substance reasonably satisfactory to the Secured Party and its counsel, as the Secured Party may reasonably request in order to perfect the security interests created hereunder, including financing statements, other instruments required to be filed or recorded under state or federal law as presently or at the time in effect, and such other instruments as the Secured Party may reasonably specify.

     3.6.  Preservation of Collateral. The Secured Party shall have no duty as
           --------------------------
to the collection or protection of the Collateral or any part thereof or any income thereon, or as to the preservation of any rights pertaining thereto, beyond the safe physical custody of any Collateral actually in the Secured Party's possession. Unless an Event of Default has occurred hereunder, the Secured Party shall not sell, pledge or otherwise transfer or encumber the Collateral except in connection with an assignment of this Agreement by the Secured Party.

     4.    Rights to Realize Upon Collateral.
           ----------------------------------

     Except to the extent prohibited by applicable law which cannot lawfully be waived, the following provisions shall govern the right of the Secured Party to realize upon the Collateral if an Event of Default shall have occurred in addition to any rights and remedies available at law (including without limitation, all rights of a secured creditor under Article 9 of the Uniform Commercial Code as in effect in Massachusetts ) or in equity and in addition to the provisions contained in any of the other documents (in case of a conflict between the provisions of this Section 4 and the Note, the provisions of this
Section 4 shall govern).

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     4.1.  Marshalling, etc. The Secured Party shall not be required to make any
           ----------------
demand upon or pursue or exhaust any rights or remedies against the Pledgor or others with respect to the payment of the Obligations, or pursue or exhaust any of its rights or remedies with respect to any of the security for the Obligations, or any direct or indirect guaranty thereof. The Secured Party shall not be required to marshall the Collateral or any other security for the Obligations or any guaranty thereof, or to resort to the Collateral or any other security for the Obligations, or any guaranty thereof in any particular order and all of the rights of the Secured Party under the Note shall be cumulative.
To the extent that Pledgor lawfully may, he hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of, and does hereby covenant not to assert against the Secured Party or any other holder of any Obligations, any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Pledge Agreement or in respect of the Collateral, and the Secured Party hereby agrees to conduct any such sale in a commercially reasonable manner.

     4.2.  Sales of the Collateral. Any item of the Collateral may be sold for
           -----------------------
cash or other value in any number of lots at public auction or private sale without demand, advertisement or notice (excepting only that the Secured Party shall give Pledgor seven (7) days' prior written notice of the time and place of any public sale or private sale, which notice each of Pledgor and the Secured Party hereby agrees to be reasonable). At any sale or sales of the Collateral (except at private sale), the Pledgor, the Secured Party, or the Secured Party's representatives or assigns, may bid for and purchase the whole or any part of the property and rights so sold, and upon compliance with the terms of such sale may hold, exploit and dispose of such property and rights without further accountability to Pledgor, except for the proceeds of such sale or sales. Pledgor will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Party shall reasonably require in connection with such sale.

     4.3.  Application of Proceeds. The proceeds of all sales and collections,
           -----------------------
and any other moneys (including any cash contained in the Collateral) the application of which is not otherwise herein provided for, shall be applied as follows:

           First, to the payment of the reasonable costs and expenses of such
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     sale or sales and collections, and the reasonable compensation of the
     Secured Party's counsel;

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           Second, any surplus then remaining to the payment of the Obligations
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     in such order and manner as determined in the sole discretion of the
     Secured Party; and

           Third, any surplus then remaining to be paid to or deposited in the
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     account of Pledgor, subject, however, to the rights of the holder of any then existing lien of which the Secured Party has actual notice.

     4.4.  Private Sale of Securities. Pledgor recognizes that registration
           --------------------------
under the Securities Act of 1933, as amended, of the securities included in the Collateral or compliance with the requirements of Rule 144 thereunder might be required to effect any public sale thereof and that the Secured Party may desire to effect one or more private sales pursuant to an exemption from such registration. Pledgor agrees, therefore, that, if at any time when the Secured Party shall determine to exercise any rights hereunder to sell all or part of such securities pursuant to this Section 4, the securities in question shall not be effectively registered under the Securities Act of 1933, as then in effect, the Secured Party may sell such securities by private sale not involving a public offering registered under said Act, such sale to be conducted in such manner and in such circumstances as the Secured Party may deem necessary or advisable in order that such sale may be effected without such registration. Pledgor hereby agrees that such manner of disposition is commercially reasonable, that Pledgor will, upon the Secured Party's request, give any such purchaser access to such information as may be reasonably requested to effect such disposition and that neither the Secured Party nor any other holder of any Obligations shall incur any responsibility for selling all or part of such securities at a private sale, notwithstanding the possibility that a higher price might be realized if the sale were deferred until after registration or made in compliance with said Rule 144.

     5.    Course of Dealing.
           -----------------

     No course of dealing between the Pledgor and the Secured Party shall operate as a waiver of any rights of any of them under this Pledge Agreement or the Note or in respect of the Collateral, the Pledged Stock, the Obligations or any security therefor. No delay or omission on the part of any of them in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Pledge Agreement. No waiver of any right shall be effective unless in writing and signed by the Secured Party and no waiver on one occasion shall be construed as a bar to or waiver of any such right on any other occasion.

     6.    Discharge.
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     This Pledge Agreement and the rights hereby granted shall cease, determine and be void upon the indefeasible payment in full in cash of the Obligations, or upon the Pledgor's irrevocable surrender of the related collateral shares, and at the

                                      -5-
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request of Pledgor, and at Pledgor's expense, the Secured Party shall release and discharge the Secured Party's rights hereunder and release and discharge all of the Collateral without recourse against the Secured Party and to that end shall execute and deliver to Pledgor at Pledgor's own expense, such releases, reassignments and other documents (or cause the same to be done) as Pledgor shall reasonably request, and the Secured Party shall pay over to Pledgor any money and deliver to Pledgor any other property then held by the Secured Party as Collateral (or cause the same to be done). Pledgor's receipt of the Collateral so delivered shall be a complete and full acquittance therefor, and the Secured Party shall thereafter be discharged from any liability or responsibility therefor provided that the Secured Party has complied with
Section 3.6 hereof.

     Notwithstanding the foregoing, this Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or otherwise must be restored by Secured Party to the Secured Party or creditors of the Secured Party or any representative of the Secured Party or representative of the Secured Party's creditors upon the insolvency, bankruptcy or reorganization of the Secured Party, or the Pledgor or to the creditors of the Pledgor or any representative of the Pledgor or representative of the creditors of the Pledgor upon the insolvency, bankruptcy or reorganization of any Pledgor, or otherwise, all as though such payments had not been made.

     7.    Miscellaneous.
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     The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof The headings in this Pledge Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof This Pledge Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall bind and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns, including as such successors and assigns all holders of any of the Obligations.

     Pledgor hereby waives presentment, notice, protest, notice of acceptance of this Pledge Agreement, notice of extensions granted, other security received or delivered, or any other action taken in reliance thereon, all demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of any of the Obligations and all other demands and notices of any description, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange, or release of collateral, and to the addition or release of any party or person primarily or secondarily liable on the Obligations.

     All notices and communications hereunder shall be given in the manner contemplated by the Purchase Agreement.

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     Executed under seal as of the day and year first above written.

                              PLEDGOR:


                              /s/ John T.W. Baggott
                              ------------------------------------
                              Print Name: John T. W. Baggott
                              Address: 88 Wayside Inn Road
                                       Marlborough MA 01752

The foregoing Pledge Agreement is hereby accepted and receipt herewith of the Pledged Stock listed on Exhibit A attached hereto is acknowledged.
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                              SECURED PARTY:

                              EMBEDDED SUPPORT TOOLS CORPORATION, a
                              Massachusetts corporation


                              By: /s/ Mark F. Lapham
                                  --------------------------------
                                  Name:  Mark F. Lapham
                                  Title: Chief Financial Officer

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                                   EXHIBIT A

                           to Stock Pledge Agreement

                                Common Stock of

                      Embedded Support Tools Corporation

                                   Owned by

                              John T. W. Baggott

                                      and

                                  Pledged to

                      Embedded Support Tools Corporation

                              as of July 30, 1999


          Number                            Certificate
          of Shares                            Number
          ---------                            ------

          110,000                   8 [Partial; total shares 1,108,778]